UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE

SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant       ☐ Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement Only

☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

VIVA ENTERTAINMENT GROUP, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________

Name of Person(s) Filing Information Statement, if other than Registrant:

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by  Exchange Act Rule 0-11 (a) (2) and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party: ____________________________

4)	Date Filed: ____________________________

(1)

VIVA ENTERTAINMENT GROUP, INC.

143-41 84th Drive

Briarwood, NY 11435

347.681.1668

Copies of correspondence to:

Greg Chonillo, Esquire

Chonillo Law Group, LLC

2525 Ponce De Leon Blvd

Suite 300

Coral Gables, Florida 33134

786.441,5234

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: January 21, 2019

TO THE STOCKHOLDERS OF VIVA ENTERTAINMENT GROUP, INC.:

The attached Information Statement is furnished by the Board of Directors (the "Board") of Viva Entertainment Group, Inc. (the "Company," "we" or "us"). The Company, a Nevada corporation, is a public company registered with the Securities and Exchange Commission.

On April 15, 2016, Mr. Falcones was provided 75,000,000 shares of super-voting Series “A” Preferred Stock pursuant to his employment agreement. These shares vote with the common stock and are entitled to 100 votes per share. Thus, the Series “A” Preferred Stock has 7,500,000,000 votes and, always since their issuance, has controlled the Company.

Issuance of the Series “A” Preferred Stock required an amendment to the Company’s Articles of Incorporation, which was approved by Mr. Falcones based on his ownership of a majority of the Company’s shares of common stock at the time his Employment Agreement was created and approved. The Form 3 that was filed on behalf of Mr. Falcones with the SEC indicates that Mr. Falcones owned 43,629,371 shares of common stock on April 18, 2016, or approximately 59.6% of the Issuer’s voting power prior to the issuance of the Series “A” Preferred Stock. This provided Mr. Falcones with the ability to approve the Amendment of the Company’s Articles of Incorporation to authorize preferred stock in both his capacity as sole Director and as majority shareholder.

Pursuant to that majority shareholder status, Mr. Falcones approved and hereby ratified all listed corporate transactions below filed with the Nevada Secretary of State1:

NVSOS Document Number	Action Type	File Date
20170201397-12	Amendment	05/05/2017
20170203902-86	Amendment	05/09/2017
20170216983-29	Correction	05/18/2017
20170219415-12	Designation	05/19/2017
20170305412-15	Amendment	07/18/2017
20180129785-93	Amendment	03/22/2018
20180382928-83	Stock Split	08/28/2018
20180454692-61	Amendment	10/18/2018

[1] Shareholder approval was not required for the Certificate of Change/Reverse Stock Split based on the Nevada Revised Statutes, “N.R.S.”. However, it is being ratified in an abundance of caution.

(2)

On April 15, 2016, Mr. Falcones was provided 75,000,000 shares of super-voting Series “A” Preferred Stock pursuant to his employment agreement. These shares vote with the common stock and are entitled to 100 votes per share. Thus, the Series “A” Preferred Stock has 7,500,000,000 votes and, always since their issuance, has controlled the Company.

Issuance of the Series “A” Preferred Stock required an amendment to the Company’s Articles of Incorporation, which was approved by Mr. Falcones based on his ownership of a majority of the Company’s shares of common stock at the time his Employment Agreement was created and approved. The Form 3 that was filed on behalf of Mr. Falcones with the SEC indicates that Mr. Falcones owned 43,629,371 shares of common stock on April 18, 2016, or approximately 59.6% of the Issuer’s voting power prior to the issuance of the Series “A” Preferred Stock. This provided Mr. Falcones with the ability to approve the Amendment of the Company’s Articles of Incorporation to authorize preferred stock in both his capacity as sole Director and as majority shareholder.

Subsequently, on December 22, 2018, the majority shareholder holding approximately 99.73%, of our issued and outstanding $0.0001 par value common stock ("Common Stock") consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent was enough to initially approve and ratify the above- mentioned corporate transactions under Nevada law and our Articles of Incorporation.

On January 9, 2019, the majority stockholder holding approximately 99.73%, of our issued and outstanding Common Stock (and thus a majority of our voting power) consented in writing to a Certificate of Amendment. This consent was enough to approve the Certificate of Amendment Nevada law.2 Additionally, the Certificate of Amendment provides, inter alias, that the Directors of the Company shall have the ability to create “blank check” preferred stock that allows the Board to control the creation, issuance and change of series and/or class of shares without shareholder consent.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters' or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety.  It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Certificate of Amendment, this Information Statement contains important information about the Certificate of Amendment.

By Order of the Board of Directors

/s/ Johnny Falcones
Johnny Falcones, President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

[2] This Certificate of Amendment is attached under exhibit “A” in addition to the Shareholder Consent and Board Resolution.

(3)

VIVA ENTERTAINMENT GROUP, INC.

143-41 84th Drive

Briarwood, NY 11435

347.681.1668

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Viva Entertainment Group, Inc., a Nevada corporation (the "Company," "we" or "us"), to advise them of the corporate actions that have been authorized by written consent of one of the Company's stockholders, which owns approximately 99.73% of the Company's common stock as of the record date of January 9, 2019 (the "Record Date"). These actions are being taken without notice, meetings or votes in accordance with the Nevada Revised Statutes (N.R.S.) Section78.320 and the Company’s Articles of Incorporation. This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on January 10, 2019.

On December 22, 2018, the Board of Directors, relying on Mr. Falcones’ employment agreement, re-approved and ratified the creation and issuance of 75,000,000 shares of super-voting Series “A” Preferred Stock to Mr. Falcones. These shares vote with the common stock and are entitled to 100 votes per share. Thus, the Series “A” Preferred Stock has 7,500,000,000 votes and, at all times since their issuance, controlled the Company. This majority status allowed Mr. Falcones to consent to the aforementioned corporate transactions.

On January 9, 2019, pursuant to the aforementioned, the majority stockholder holding approximately 99.73%, of our issued and outstanding Common Stock (and thus a majority of our voting power) consented in writing to a Certificate of Amendment provides that the Directors of the Company shall have the ability to create “blank check” preferred stock that allows the Board to control the creation, issuance and change of series and/or class of shares without shareholder consent.

NO VOTE REQUIRED

We are not soliciting consents to approve the Certificate of Amendment or the past corporate transactions. Nevada law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Nevada corporate law, stockholders have no appraisal or dissenters' rights in connection with the Certificate of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Certificate of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

(4)

HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances, we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our President at 347.681.1668, and requests in writing should be sent to Viva Entertainment Group, Inc., 143-41 84th Drive, Briarwood, New York 11435, Attention President.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDMENT TO THE ARTICLES OF INCORPORATION CREATING “BLANK CHECK” PREFERRED STOCK.

General

Our Articles of Incorporation currently do not authorize the issuance of preferred stock.

However, On April 15, 2016, Mr. Falcones was provided 75,000,000 shares of super-voting Series “A” Preferred Stock pursuant to his employment agreement. These shares vote with the common stock and are entitled to 100 votes per share. Thus, the Series “A” Preferred Stock has 7,500,000,000 votes and, always since their issuance, has controlled the Company.

Issuance of the Series “A” Preferred Stock required an amendment to the Company’s Articles of Incorporation, which was approved by Mr. Falcones based on his ownership of a majority of the Company’s shares of common stock at the time his Employment Agreement was created and approved. The Form 3 that was filed on behalf of Mr. Falcones with the SEC indicates that Mr. Falcones owned 43,629,371 shares of common stock on April 18, 2016, or approximately 59.6% of the Issuer’s voting power prior to the issuance of the Series “A” Preferred Stock. This provided Mr. Falcones with the ability to approve the Amendment of the Company’s Articles of Incorporation to authorize preferred stock in both his capacity as sole Director and as majority shareholder.

Subsequently, on December 22, 2018, the majority shareholder holding approximately 99.73%, of our issued and outstanding $0.0001 par value common stock ("Common Stock") consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent was enough to initially approve and ratify the above- mentioned corporate transactions under Nevada law and our Articles of Incorporation.

Moreover, on December 22, 2018, the Board of Directors, relying on Mr. Falcones’ employment agreement, re-approved and ratified the creation and issuance of 75,000,000 shares of super-voting Series “A” Preferred Stock to Mr. Falcones. These shares vote with the common stock and are entitled to 100 votes per share. Thus, the Series “A” Preferred Stock has 7,500,000,000 votes and, at all times since their issuance, controlled the Company. This majority status allowed Mr. Falcones to consent to the aforementioned corporate transactions.

On January 9, 2019, pursuant to the aforementioned, the majority stockholder holding approximately 99.73%, of our issued and outstanding Common Stock (and thus a majority of our voting power) consented in writing to a Certificate of Amendment provides that the Directors of the Company shall have the ability to create “blank check” preferred stock that allows the Board to control the creation, issuance and change of series and/or class of shares without shareholder consent.

Reasons for the Creation of “Blank Check” Preferred Stock

We believe that for us to successfully execute our business strategy we will need to raise investment capital and it may be preferable or necessary to issue preferred stock to investors.  Preferred stock usually grants the holders certain preferential rights in voting, dividends, liquidation or other rights in preference over a company’s common stock.

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by our Stockholders and the terms, rights and features of which are determined by our Board of Directors upon issuance.  The authorization of such “blank check” Preferred Stock permits our Board of Directors to authorize and issue Preferred Stock from time to time in one or more series without seeking further action or vote of our Stockholders.

(5)

Principal Effects of the Creation of “Blank Check” Preferred Stock

Subject to the provisions of the Amendment and the limitations prescribed by law, our Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by our  stockholders.  Our Board of Directors would be required to make any determination to issue shares of Preferred Stock based on its judgment as to what is in our best interests and the best interests of our stockholders.  The Amendment will give our Board of Directors flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as our Board of Directors deems to be in our best interests and the best interests of our stockholders.

The authorization of the “blank check” Preferred Stock will provide us with increased financial flexibility in meeting future capital requirements.  It will allow Preferred Stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose.  It is anticipated that such purposes may include, without limitation, exchanging Preferred Stock for Common Stock, the issuance for cash as a means of obtaining capital for our use, or issuance as part or all the consideration required to be paid by us for acquisitions of other businesses or assets.

The issuance by us of Preferred Stock could dilute both the equity interests and the earnings per share of existing holders of our Common Stock.  Such dilution may be substantial, depending upon the amount of shares issued.  The newly authorized shares of Preferred Stock could also have voting rights superior to our Common Stock, and therefore would have a dilutive effect on the voting power of our existing Stockholders.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of our Company.  Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise.  The ability of our Board of Directors to issue such shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of our Company by tender offer or other means.  Such issuances could therefore deprive our stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares of Preferred Stock to persons friendly to our Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

There are currently no plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock.

Anti-Takeover Effects

The Amendment will provide us with shares of Preferred Stock which would permit us to issue additional shares of capital stock that could dilute the ownership of the holders of our Common Stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company.  The creation of the Preferred Stock is not being undertaken in response to any effort of which our Board of Directors is aware to enable anyone to accumulate shares of our Common Stock or gain control of the Company.   The purpose of the creation of the Preferred Stock is to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets.  However, we presently have no plans, proposals, or arrangements to issue any of the newly authorized shares of Preferred Stock for any purpose whatsoever, including future acquisitions and/or financings.

Other than the creation of the “blank check” Preferred Stock, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.  While it is possible that management could use the additional authorized shares of Common Stock or Preferred Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the newly created Preferred Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the creation of the “blank check” Preferred Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages.  To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the stockholders’ interests.

(6)

Effective Date

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company.  We anticipate the effective date to be on or about January 30, 2019.

(a)	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

The following table sets forth certain information as of February 28, 2018, with respect to the beneficial ownership of our common stock for (i) each director and officer, (ii) all our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our common stock. As of February 28, 2018, we had 10,540,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage Owned (2)

Directors and Executive Officers

Johnny Falcones (3) CEO, Chairman and Director	75,000,000 preferred A shares[3]	99.73%

	440,000 common shares

[3] Mr. Falcones has 75,000,000 preferred A shares that have special voting rights

(1)	Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the ownership percentage of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the ownership percentage of any other person shown in the table.

(2)	Johnny Falcones: 143-41 84th Drive, Briarwood, NY 11435

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(b)	CHANGES IN CONTROL

We know of no arrangements which may at a subsequent date result in a change in control of the Company.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

*	Annual Report on Form 10-K for the fiscal year ended October 31, 2017 and
*	Quarterly Reports on Form 10-Q for the periods ended August 31, 2018, November 30, 2018 and February 28, 2018.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors
/s/ Johnny Falcones
Johnny Falcones, President,

January 16, 2019

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090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	**20190015046-68**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **01/11/2019 11:59 AM**
	Entity Number **E0581572009-2**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Viva Entertainment Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

1. Per the resolution dated January 11, 2019, the amount of authorized shares shall increase by 49,000,000 common stock shares. As such, the total number of authorized shares shall be 90,000,000 shares with a PAR value of 0.00001. The existing 75,000,000 Preferred "A" stock at PAR value of 0.0001 shall remain unchanged.

2. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of preferred stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors on the blank check provision.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99

4. Effective date and time of filing: (optional) Date: 01/11/2019 Time: 1:00 pm

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

(9)

VIVA ENTERTAINMENT GROUP, INC.
(the "Company")
RESOLUTIONS OF THE SHAREHOLDERS

The undersigned, being the owners of a majority (approximately 99.73%) of the voting power of the Company, a Nevada corporation, by consent in writing pursuant to the authority contained in the corporate law of the State of Nevada and without the formality of convening a meeting, do hereby consent to the following actions of the Company to be effective as of the 11th day of January, 2019;

WHEREAS,

The Company's Board of Directors, after due deliberation, has approved the following amendments to the Company's Articles of Incorporation and other corporate actions:

1. To increase the number of authorized shares of common capital stock by 49,000,000. As such, the total number of authorized common stock shall be 90,000,000 shares and shall have a PAR value of $0.00001. The existing 75,000,000 Preferred "A" stock, having special voting rights and a PAR value of $0.0001 shall remain unchanged.
2. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955) and pursuant to the majority shareholder's consent, this Board hereby authorizes the "blank check" provision in the articles of incorporation that provides that the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of preferred stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors on the "blank check" provision.

WHEREAS,

The corporate laws of the State of Nevada (NRS Article 78) may have required that some of the Corporate Actions be approved by the Company's Shareholders;

NOW THEREFORE, BE IT RESOLVED THAT:

1. The Shareholders hereby ratify and approve each and every one of the Corporate Actions, effective as of the respective filing dates of the Corporate Actions;

2. The directors and officers of the Company be and are hereby authorized, empowered and directed to take any and all such actions as in their discretion they deem necessary or expedient to effectuate the purposes of the foregoing resolutions; and

3. This resolution may be signed by the shareholders in as many counterparts as may be necessary, each of which shall be deemed to be an original (and each signed copy sent by electronic facsimile transmission shall be deemed to be an original), and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth above.

1

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Dated this 11th day of January, 2019

THE SHAREHOLDERS:

Johnny Falcones (75,000,000 shares of Preferred Stock – 7,500,000,000 votes; 87,259 shares of common stock – 87,259 votes; total votes of Shareholder 7,500,087,259; total votes @ 12/14/2018 7,520,365,959 – 99.73%)

2

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RESOLUTION OF THE BOARD INCREASING AUTHORIZED SHARES OF CAPITAL STOCK

Written consent to action without meeting of the sole director of Viva Entertainment Group, Inc. (the "Corporation") dated this 11th day of January, 2019.

BACKGROUND:

A. The Corporation is a corporation organized and operating under the laws of the State of Nevada.

IT WAS RESOLVED THAT:

1. To increase the number of authorized shares of common capital stock by 49,000,000. As such, the total number of authorized common stock shall be 90,000,000 shares and shall have a PAR value of $0.00001. The existing 75,000,000 Preferred "A" stock, having special voting rights and a PAR value of $0.0001 shall remain unchanged.
2. Pursuant to the majority shareholder's consent, this Board hereby authorizes the "blank check" provision in the articles of incorporation that provides that the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of preferred stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors on the "blank check" provision to the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955)

3. Any one director or officer of the Corporation is authorized to sign all documents and perform such acts as may be necessary or desirable to give effect to the above resolution.

4. The Secretary of the Corporation is directed to update the minute book of the Corporation, as appropriate.

Dated on the 11th day of January, 2019.

Johnny Falcones, CEO

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